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                                  EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE, LLP



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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Pulaski Financial Corp. on Form S-8 of our report dated November 12, 1999 (November 29, 1999 as to Note
10) incorporated by reference in the Annual Report on Form 10-K of Pulaski Financial Corp. for the year ended September 30, 1999



DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

St. Louis, Missouri
March 20, 2000